Prospectus Supplement dated February 23, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for Series I shares of the Fund listed below:
AIM V.I. PowerShares ETF Allocation Fund
On February 10, 2010, the Board of Trustees of the AIM Variable Insurance Funds (the “Board”) approved changing the name of AIM V.I. PowerShares ETF Allocation Fund to AIM V.I. Global Multi-Asset Fund. The Fund is also changing the investment strategy to remove the requirement to have 80% of the Fund’s assets invested in underlying PowerShares ETFs, permitting the Fund to invest in underlying affiliated and unaffiliated ETFs and mutual funds. The change is expected to become effective on or about April 30, 2010.

Prospectus Supplement dated February 23, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for Series II shares of the Fund listed below:
AIM V.I. PowerShares ETF Allocation Fund
On February 10, 2010, the Board of Trustees of the AIM Variable Insurance Funds (the “Board”) approved changing the name of AIM V.I. PowerShares ETF Allocation Fund to AIM V.I. Global Multi-Asset Fund. The Fund is also changing the investment strategy to remove the requirement to have 80% of the Fund’s assets invested in underlying PowerShares ETFs, permitting the Fund to invest in underlying affiliated and unaffiliated ETFs and mutual funds. The change is expected to become effective on or about April 30, 2010.